UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 6, 2017

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey		07666
(Address of Principal Executive Offices)		(Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Cognizant Technology Solutions Corporation (the "Company") held its annual meeting of stockholders (the "Annual Meeting") at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Blvd., Teaneck, NJ 07666, on Tuesday, June 6, 2017. The Company's stockholders, upon the recommendation of the Board of Directors, approved the Cognizant Technology Solutions Corporation 2017 Incentive Award Plan (the "2017 Plan"), which was previously adopted by the Board of Directors, subject to the approval by the stockholders, and which will replace the Cognizant Technology Solutions Corporation 2009 Incentive Compensation Plan (the "2009 Plan"); provided that outstanding awards granted under the 2009 Plan will remain subject to the terms of the 2009 Plan. Such stockholder approval also constituted approval of the materials terms of the performance goals of awards under the 2017 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.
The 2017 Plan allows for the issuance of a maximum number of shares of common stock equal to (i) 46,000,000 new shares, plus (ii) 2,792,963 shares remaining available under the 2009 Plan (decreased from the corresponding 7,000,000 figure disclosed in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2017, which was an estimate based on December 31, 2016 numbers), plus (iii) any shares under the 2009 Plan underlying awards that are forfeited or expire or are converted to awards of another person or entity in connection with a spin-off or other similar event or are settled for cash.
The materials terms of the 2017 Plan were described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2017. The foregoing description of the 2017 Plan, and the material terms described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2017, are not complete summaries of the terms of the 2017 Plan and are qualified in their entirety by reference to the full text of the Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on Tuesday, June 6, 2017. At the close of business on April 10, 2017, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the “Record Date”), there were 588,995,145 shares of the Company’s Class A Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 516,920,905 shares of Class A Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 87.8% of the Company’s outstanding shares of Class A Common Stock as of the Record Date.
The following are the voting results on the seven proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2017.
At the Annual Meeting, all of the directors were re-elected, Proposals 2, 4, 5 and 6 were approved, Proposal 7 (the stockholder proposal regarding stockholder action by written consent) was not approved, and the majority of stockholders voted "one year" on Proposal 3.

Proposal 1. Election of Directors
The vote with respect to the election of directors was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Zein Abdalla	467,149,747	9,646,776	211,195	39,913,187
Betsy S. Atkins	470,485,662	6,325,720	196,336	39,913,187
Maureen Breakiron-Evans	467,097,580	9,709,221	200,917	39,913,187
Jonathan Chadwick	475,901,786	897,713	208,219	39,913,187
John M. Dineen	475,785,876	1,016,559	205,283	39,913,187
Francisco D’Souza	476,051,561	764,573	191,584	39,913,187
John N. Fox, Jr.	463,162,268	13,646,432	199,018	39,913,187
John E. Klein	454,264,214	22,543,397	200,107	39,913,187
Leo S. Mackay, Jr.	476,033,440	771,766	202,512	39,913,187
Michael Patsalos-Fox	428,401,524	48,401,649	204,545	39,913,187
Robert E. Weissman	453,963,778	22,844,311	199,629	39,913,187
Proposal 2. Advisory Vote on Executive Compensation (Say-on-Pay)
The advisory vote on the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
446,961,495	28,538,754	1,507,469	39,913,187
Proposal 3. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
The advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
434,573,800	203,258	44,728,736	501,924	39,913,187
Proposal 4. Approval of Cognizant Technology Solutions Corporation 2017 Incentive Award Plan
The vote with respect to the approval of the Cognizant Technology Solutions Corporation 2017 Incentive Award Plan was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
439,460,756	37,294,979	251,983	39,913,187

Proposal 5. Ratification of Appointment of Independent Registered Public Accounting Firm
The vote with respect to the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
505,426,427	11,261,002	233,476	—
Proposal 6. Stockholder Proposal Regarding the Elimination of Supermajority Voting Provisions of the Company's Certificate of Incorporation and By-laws
The vote with respect to the stockholder proposal requesting that the Board of Directors take the steps necessary to eliminate the supermajority voting provisions of the Company's Certificate of Incorporation and By-laws was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
475,701,137	1,050,137	256,444	39,913,187
Proposal 7. Stockholder Proposal Regarding Stockholder Action by Written Consent
The vote with respect to the stockholder proposal requesting that the Board of Directors take the steps necessary to permit stockholder action by written consent was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
217,715,572	258,564,655	727,491	39,913,187

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Cognizant Technology Solutions Corporation 2017 Incentive Award Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Karen McLoughlin
Name:	Karen McLoughlin
Title:	Chief Financial Officer
Date: June 7, 2017

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Cognizant Technology Solutions Corporation 2017 Incentive Award Plan